U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): September 25, 2003

                        COMMISSION FILE NUMBER: 333-56604


                         Ameridream Entertainment, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                 91-2090516

--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


     629 State Street, Suite 217
     Santa Barbara, California                                    93101
(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: (805)899-1299


         79811 "A" Country Club Drive, Bermuda Dunes, California 92201
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

           Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant
                                                                             1
           Not Applicable

Item 5.    Other Events

Pursuant to a duly noticed special shareholders' meeting held on April 21, 2003 at 3:00 p.m., at which 16,631,200 shares were represented in person and by proxy, the company affirmed the appointment of Nina Gotova as the sole director, and authorized an amendment to its articles of incorporation to change the name of the company to Soleil Film and Television, Inc., and to reverse split the common stock capital of the company one for every ten shares issued and outstanding. The board of directors has decided that the Company will not implement the reverse split of share capital, but that it will proceed with the name change approved by the shareholders. Attached to this report as an Exhibit is a copy of the new form of Certificate of Amendment to the Articles of Incorporation that will be filed with the California Secretary of State.

The controversy over the controlling shares of the Company has been resolved by the settlement of the action of Modern Health Care Holdings, Ltd. v. Addax Entertainment, Inc., Ameridream International, Inc., and Lang Elliot, pending before the United States District Court for the Central District of California, Case No. EDCV 03-0241 VAP (SGLx). The terms of the settlement include the restitution of approximately 15 million shares to Modern Health Care Holdings, Ltd.and mutual releases of claims by all parties, and a dismissal of the lawsuit with prejudice.


Item 6.    Resignations of Registrant's Directors

           Not applicable

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not Applicable


     (b)   Pro forma Financial Information.

           Not applicable.

     (c)   Exhibits.

     There are attached hereto the following exhibits:

    Exhibit 1. Settlement Agreement and Release

    Exhibit 2.  Certificate of Amendment to Articles of Incorporation

Item 8.  Change in Fiscal Year

          Not applicable

Item 9.  Regulation FD Disclosure
                                                                             2
          Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable

Item 11. Temporary Suspensions of Trading Under Registrant's Employee Benefit Plans

          Not applicable

Item 12.  Results of Operations and Financial Condition

          Not applicable


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2003

Ameridream Entertainment, Inc.

By:    Nina Gotova
    -----------------------------
       Nina Gotova, President

In connection with the annual report of Ameridream Entertainment, Inc. on Form 8K for the period September 3, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: October 4, 2003         By: Nina Gotova
                                   --------------------------
                                   Nina Gotova,
                                   Chief Executive Officer


Dated: October 4, 2003         By:  Nina Gotova
                                   ------------------------
                                   Nina Gotova,
                                                                             3





                                   Chief Financial Officer

Exhibit 1. Settlement Agreement and Release

                              SETTLEMENT AGREEMENT
                                  AND RELEASE


This SETTLEMENT AGREEMENT and RELEASE ("Agreement") is effective as of the day of September 2003, among the MODERN HEALTH CARE HOLDINGS, LTD., a British Virgin Islands corporation ("MHC") by KENNETH G. EADE, its authorized signatory, on the one hand, and ADDAX ENTERTAINMENT, A Nevada corporation ("ADDAX") by Lang Elliott, its authorized signatory, AMERIDREAM INTERNTAIONAL, INC., a Nevada corporation formerly known as AMERIDREAM ENTERTAINMENT, INC., a California corporation, formerly known as Mc Smoothie's, Inc., ("AMERIDREAM"), by Lang Elliott, its authorized signatory, and LANG ELLIOTT, an individual, ("MR. ELLIOTT"), and STRATEGIC CONSULTANTS INTERNATIONAL, INC., a Nevada corporation ("SCI"). (MHC is sometimes referenced herein as Plaintiff.) (ADDAX, AMERIDREAM, and MR. ELLIOTT are sometimes referenced herein collectively as "Settling Defendants".) (MHC, ADDAX, AMERIDREAM, and MR. ELLIOTT.)

     WHEREAS:

1. On or about January 10, 2003 Plaintiff commenced a lawsuit against Settling Defendants (with the exception of SCI, who was not sued) in the Superior Court of the State of California, for the County of Riverside, captioned Modern Health Care Holdings, Ltd. vs. Addax Entertainment, Inc., a Nevada corporation, AMERIDREAM INTERNATIONAL DISTRIBUTION, INC., a Nevada corporation, Lang Elliott, and DOES 1 through 10 inclusive, Case No. INC033467 ("Action"), which sets forth the following causes of action: 1) Breach of Contract; 2) Promissory Note; 3) Recission and Restitution; 4) Conversion; 5)Imposition of Constructive Trust and Claim and Delivery; and 6) Alter Ego, alleging, generally, that Defendants misappropriated controlling interest of Plaintiff's corporation.

2. Following discussions among counsel for the Parties, Plaintiff and Settling Defendants agreed to settle the Action in order to forever resolve all claims based upon, arising out of, or related to the subject matter of the Action and Cross-Action; and 3) Plaintiff acknowledges that Settling Defendants each deny any wrongdoing and disclaim all liability. Settling Defendants acknowledge that Plaintiff denies any wrongdoing and disclaims all liability.

 NOW, THERFORE, in acknowledgment of the recitals set forth above, in consideration of the mutual promises herein contained, and in settlement of all claims and causes of action based upon, arising out of, or related to the allegations set forth in the Action, the Plaintiffs and Settling Defendants agree as follows:
                                                      4
4. The Plaintiffs and Settling Defendants will promptly file a Notice of Settlement and Stipulation for Dismissal with prejudice ("Request for Dismissal") in the form attached hereto as "Exhibit A". Plaintiff, accordingly, agrees not to appeal said Order.

5. Plaintiff and Defendants agree to unwind, cancel and rescind the Acquisition Agreement between Mc Smoothie's, Inc., Modern Health Care Holdings, Ltd., and Ameridream Entertainment, Inc., dated May 8, 2002, without prejudice to either party, and each party is to restore to the other any and all consideration the party received as a benefit of that agreement. In order to effectuate restitution, Settling Defendants shall deliver the original certificates numbers 1033, in the name of Addax Entertainment, Inc., in the amount of 9,300,000 shares and 1032, in the name of Lang Elliott, in the amount of 5,750,000 shares, along with duly executed stock powers and third party release forms for each such certificate, with signatures thereon guaranteed by bank medallion, to Plaintiff, through Plaintiff's counsel, Kenneth g. Eade, at 629 State Street, Suite 217, Santa Barbara, California 93101 within ten (10) days of Plaintiff's filing the Request for Dismissal.

Further, it is understood and agreed that any and all assets and liabilities of both Plaintiff and Defendants, prior to the sale of McSmoothies, Inc., including the corporate name(s), likeness, trademarks, copyrights, typestyle, etc., will return to each of the respective parties, including but not limited to the trade names AMERIDREAM ENTERTAINMENT, INC., and AmeriDream International Distribution, Inc It is further acknowledged by both Plaintiff and Defendants that AmeriDream's public shareholders were recently given the opportunity by Defendants to exchange the stock which they each own into stock of another, unrelated corporation.

It is further agreed that Defendants will no longer be responsible to report to those shareholders remaining with AMERIDREAM ENTERTAINMENT, INC., a California corporation, formerly known as Mc Smoothie's, Inc., and McSmoothies, upon signing this agreement, accepts and agrees to these terms and accepts any and all responsibility to report to said shareholders, and will so notify them in writing within 30 days after execution of this agreement as to the terms contained herein. Plaintiff further acknowledges that defendants, and each of them, are not responsible for any of the filings made with the Securities and Exchange Commission in the name of Ameridream Entertainment, Inc. from April 10, 2003 to the present date.

6. Plaintiff will use its own books and records of McSmoothies and make the necessary entries pertaining to the above referenced shareholders who chose to stay with McSmoothies (formally AMERIDREAM ENTERTAINMENT, INC., a California corporation, formerly known as Mc Smoothie's, Inc.). Defendants will turn over whatever books and records that are in defendants' possession, or copies thereof, as a condition of the filing of the request for dismissal.

7. Plaintiff and Settling Defendants agree to waive all claims to their attorney's fees and costs with respect to each other.

8. Except for any obligation created by this Agreement, Plaintiff on its own behalf and on behalf of its trustees, agents, servants, employees, independent contractors, assigns, successors, heirs, executors, administrators, and legal representatives, hereby release and forever discharge Settling Defendants, and their respective agents, servants, officers, directors, employees, shareholders, assigns, successors, heirs, executors, administrators, related entities (including parent, subsidiary and affiliated companies) and legal representatives from and against any and all liability, claims, demands, damages, losses, actions, causes of action or suits of whatever kind or nature, to date hereof relating to the subject matter of the Action.
                                                                              5
9. Except for any obligation created by this Agreement, Settling Defendants, on their behalf and on behalf of their respective agents, servants, employees, assigns, successors, predecessors, heirs, executors, administrators, related entities (including parent, subsidiary and affiliated companies) and legal representatives, hereby release and forever discharge Plaintiff and its board members, shareholders, trustees, agents, servants, employees, assigns, successors, heirs, executors, administrators, attorneys and legal representatives of and from any liability, claims, demands, damages, losses, actions, causes of action or suits, of whatever kind or nature to date hereof relating to the subject matter of the Action.

10. This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties. No covenants, agreements, representations, or warranties of any kind whatsoever, whether express or implied in law or fact, have been made by any party to this Agreement, except as specifically set forth in this Agreement. All prior and contemporaneous discussions and negotiations have been and are merged and integrated into, and are superseded by, this Agreement.

11. No modification, amendment or waiver of any of the provisions contained in this Agreement, or any future representations, promise, or condition in connection with the subject matter of this Agreement, shall be binding upon any party to this Agreement unless made in writing and signed by such party or by a duly authorized officer or agent of such party.

12. In the event that any provision of this Agreement should be held to be void, voidable, unlawful or for any reason unenforceable, the remaining provisions or portions of this Agreement shall remain in full force and effect.

13. Each Party warrants and represents that it has the full right and authority to enter into and perform the terms of this Agreement and to grant all rights and releases granted by it in this Agreement.

14. Each of the Parties to this Agreement further represents, warrants, and agrees as follows:

a. Each of the Parties has received prior independent legal advice from legal counsel of his, or its, choice with respect to the advisability of making the settlement provided for in this Agreement and with respect to the advisability of executing this Agreement.

b. Each of the Parties has read the Agreement carefully, knows and understands the contents of this Agreement, and has made such investigation of the facts pertaining to settlement and this Agreement and of all matters pertaining to this Agreement as Plaintiffs and Settling Defendants deem necessary or desirable.

c. The Parties agree and acknowledge that this Agreement represents the entire understanding between them, and that no promises or representations of any kind other than as set forth herein have been made by, or on behalf of, the Parties to one another. Each Party, and each Party's attorney, specifically agrees that, in entering into this Agreement, it, or they have not relied on any representation or opinion of fact, law or otherwise, made by another Party or attorney, other than the representations set forth in writing herein, if any.
                                                                             6
d. The terms of this Agreement are contractual, not a mere recital, and are the result of negotiations between the Parties.

e. Each Party agrees that such Party will not take any action that would interfere with the performance of this Agreement by any of the Parties to this Agreement or that would adversely affect the rights provided for in this Agreement.

f. The corporate employees and the trustees reviewing and executing the Agreement have been duly authorized and empowered by their respective corporations or trusts, as the case may be, to do so.

g. Each party is the owner of and has not assigned any of the claims released herein by that party.

h. Whenever the context so requires, the masculine gender shall include the feminine or neuter gender, and singular number shall include the plural number, and vice versa.

i. The Parties explicitly acknowledge and covenant that this Agreement represents a settlement and compromise of disputed rights, claims and defenses, and that, by entering into this Agreement, no Party to this Agreement admits or acknowledges the existence of facts which would impact negatively on the resolution of the Party's pleadings, if any, and no party admits or acknowledges any liability, wrongdoing or negligence, all such liability, wrongdoing or negligence being expressly denied. No provision of this Agreement, or of any related document, shall be construed as an admission or concession of liability, any wrongdoing, negligence or of any preexisting liability. Moreover, the Parties acknowledge explicitly that neither the conduct of, nor statements made during, the negotiations, nor the settlement nor the resolution of this matter will in any way make it more likely that any party hereto would testify in any subsequent proceeding in a manner favorable or unfavorable to the interests of the other Party.

15. This Settlement Agreement may be executed in any number of counterparts, including facsimile copies, all of which taken together shall constitute one Agreement, and any party hereto may execute this Settlement Agreement by signing any such counterpart.

16. It is further agreed that Plaintiff's attorney, Kenneth G. Eade, as an individual, shareholder, client representative, associate, will also be a personal party to signing this agreement, and will act accordingly per all terms set forth and contained within the Settlement Agreement. Furthermore, with Mr. Eade agrees not to use any confidential information he may have had access to while representing Ameridream Entertainment, Inc., a California Corporation, formerly known as Mc Smoothie's, and does not have and will not use or disclose any confidential, corporate or personal information pertaining to Defendants, which is protected by the Attorney-Client Privilege, and does not have and will not use or disclose to any party investor or shareholder lists for AMERIDREAM INTERNATIONAL DISTRIBUTION, INC., a Nevada corporation, formerly known as Ameridream Entertainment, Inc., Addax Entertainment, Inc., The Prize Fighter Partners, Inc., CAGE LTD. and The Private Eyes Partners,Inc.

       17. This Settlement Agreement and each and every term hereof, shall be construed in accordance with the laws of the State of California.
                                                                             7
       18. A dispute (including but not limited to allegations of breach of this Agreement) not involving one or more parties to this Agreement ("Non-Involved Party(ies)") shall have no effect whatsoever on the binding nature of, or enforceability of, this Agreement as to the Non-Involved Party(ies). In the event of a dispute between any Parties arising out of this Agreement, or relating to its interpretation or enforcement, the prevailing Party shall be entitled to his or its reasonable attorney's fees and costs.

       22. Immediately upon executing this agreement, Plaintiff agrees to cause to have any and all 'name' references to AMERIDREAM ENTERTAINMENT, INC., a California corporation, formerly known as Mc Smoothie's, Inc., removed from the stock exchange and with all governing and reporting agencies such as the SEC (including the Pink Sheets), and also cause to have changed the current personal, corporate officers, directors, attorney(s), telephone numbers, addresses, faxes, e-mails, etc. and any and all other related information. Defendants shall change the information on the AmeriDreamentertaiment.com web site with the purpose of eliminating confusion in the minds of the public as to the fact that these two companies are not related.

       23. It is further agreed that Plaintiff will cause to immediately have both the CUSIP Number and AMDR Stock Symbol changed and issue all notifications related to this issue.

       24. Any and all communications or notices related to this Agreement shall be sent via facsimile and first class mail as directed below.

       25. Plaintiff agrees to indemnify defendants, and each of them, from liability arising from any actions taken by the company or its representatives subsequent to the date of this settlement agreement.

       26. MHC expressly assumes liability for any balance owing to DTC or the posting of notices related to any of the Parties.

       27. MHC and Md. Eade acknowledge that neither Mr. Elliott nor any of the settling Defendants were responsible for any SEC filings from November 2002 to present.

       Modern Health Care Holdings, Inc.
       c/o Keneth G. Eade, Esq.
       629 State Street
       Suite 217
       Santa Barbara, CA
       Fax No. 805-560-3608

       Keneth G. Eade, Esq.
       629 State Street
       Suite 217
       Santa Barbara, CA
       Fax No. 805-560-3608

       Addax Entertainment, Inc.
       c/o Thomas A. Brackey II, Esq.
       FREUND BRACKEY & BLAKELY LLP
       427 North Camden Drive
       Beverly Hills, CA 90210
       Fax No. 310-247-2190
                                                                             8

       AMERIDREAM INTERNATIONAL DISTRIBUTION, INC.
       c/o Thomas A. Brackey II, Esq.
       FREUND BRACKEY & BLAKELY LLP
       427 North Camden Drive
       Beverly Hills, CA 90210
       Fax No. 310-247-2190

       Lang Elliott
       c/o Thomas A. Brackey II, Esq.
       FREUND BRACKEY & BLAKELY LLP
       427 North Camden Drive
       Beverly Hills, CA 90210
       Fax No. 310-247-2190



Exhibit 2. Certificate of Amendment to Articles of Incorporation of Ameridream Entertainment, Inc.


                          CERTIFICATE OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                        AMERI-DREAM ENTERTAINMENT, INC.
                            A California corporation


The undersigned hereby certifies as follows:

     ONE: That they are the President and Secretary, respectively, of AMERI-DREAM ENTERTAINMENT, INC., a California corporation.

     TWO: That, at a meeting of the Board of Directors on April 21, 2003, as authorized by its shareholders, the Corporation approved the amendment of its articles of incorporation by adopting the following resolution:

    RESOLVED, that Article First and Fifth of the Articles of Incorporation are hereby amended to read as follows:

       "FIRST: The name of this corporation is:

                        SOLEIL FILM AND TELEVISION, INC."

    THREE: This amendment was approved by the required vote of shareholders in accordance with the corporations law of the state of California. This amendment was approved by the Board of Directors in accordance with the corporations law of the state of California. The total amount of outstanding shares is Twenty Eight Million Eight Hundred Twenty-One Thousand Eight Hundred (28,821,800). The total number of outstanding shares entitled to vote for the amendment is: Eight Million Eight Hundred Twenty-One Thousand Eight Hundred Thousand Eight Hundred (28,821,800). The number of shares voting for the amendment equaled or exceeded the vote required; that being over fifty percent (50%). No Preferred shares of stock have been issued.
                                                                             9
The number of shares voting for the amendment was Sixteen Million Six Hundred Eleven Thousand (16,611,000) shares, equaling 57.63% of all shares entitled to vote.

Dated: September 3, 2003


NINA GOTOVA
------------------------
NINA GOTOVA, PRESIDENT



Dated: September 3, 2003

NINA GOTOVA
------------------------
NINA GOTOVA, SECRETARY


 I, the undersigned, hereby declare, under penalty of perjury, in accordance with the laws of the State of California, that I am the President and Secretary of the above-referenced corporation, that we executed the above-referenced Certificate of Amendment to Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.


Dated: September 3, 2003


NINA GOTOVA
------------------------
NINA GOTOVA, PRESIDENT



Dated: September 3, 2003

NINA GOTOVA
------------------------
NINA GOTOVA, SECRETARY














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